                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  July 22, 2005

                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Colorado                             0-11730                      84-1089377
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(State or other jurisdiction           (Commission File No.)              I.R.S. Employer
        of incorporation)                                              (Identification No.)

6405 218th Street, SW, Suite  305, Mountlake Terrace, Washington           98403
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(Address of principal executive offices)                                (Zip Code)

                                 (425) 329-2300
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              (Registrant's telephone number, including area code)

               _____________________N/A___________________________
                                       ---
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events.

On June 22, 2005,  we issued a news release  about our sales agent  meeting held just north of Seattle, Washington.

On July 26, we issued a news release about our LowestCostMall.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

(99).1 News Release dated July 22, 2005

(99).2 News release dated July 26, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2005                         COGNIGEN NETWORKS, INC.

                                             /s/ Thomas S. Smith
                                             -------------------
                                             Thomas S. Smith
                                             President and Chief Executive Officer

                                  EXHIBIT INDEX

(99).1 News Release dated July 22, 2005

(99).2 News Release dated July 26, 2005